Exhibit 10.24

Execution Version

This First Amendment to Letter Agreement, dated May 12, 2026 (this “Amendment”) is by and among the entities listed on Schedule I attached to the Proﬁts Agreement (as deﬁned below) (each, an “Investor” and together, the “Investors”), Great Elm Real Estate Ventures, LLC, a Delaware limited liability company (“GEG Ventures”), and Great Elm Group, Inc., a Delaware corporation (“GEG”). The Investors and GEG Ventures are referred to herein as the “Parties,” and each, a “Party.” Reference is hereby made to that certain Loan Agreement (the “Loan Agreement”), dated July 31, 2025 (as amended from time to time), among Monomoy Properties REIT, LLC (the “Borrower”), certain funds managed by Kennedy Lewis Investment Management, LLC, as lenders (collectively, the “Lenders”), and ALTER DOMUS (US) LLC, as administrative agent for the Lenders

Whereas, the Investors, GEG Ventures and GEG are party to that certain letter agreement, dated July 31, 2025 (as amended, restated, supplemented or otherwise modiﬁed from time to time, the “Proﬁts Agreement”); and

Whereas, capitalized terms used herein without deﬁnition shall have the meaning assigned to such terms in the Proﬁts Agreement.

Now therefore, in consideration of the mutual promises of the Parties hereto, and of other good and valuable consideration, the receipt and suﬃciency of which are hereby acknowledged, it is mutually agreed by and among the Parties hereto to amend the Proﬁts Agreement as follows:

Section 1 of the Proﬁts Agreement entitled “Proﬁts Interest” shall be amended and restated in its entirety as follows:

1. Profit Interest. If and when GEG Ventures makes any distribution in respect of its common equity interests (the “Common Interests”), GEG Ventures shall pay to the Investors in the respective amounts set forth on Schedule I attached hereto, at the same time as such distributions, an amount equal to its Profit Interest Percentage of the aggregate amount of such distributions and such payment hereunder. “Profit Interest Percentage” shall mean 15.00%; provided that the Profit Interest Percentage shall increase by 2.00% upon the funding of $50,000,000 of the DDTL Commitments (as defined in the Loan Agreement, dated July 31, 2025, among Monomoy Properties REIT, LLC, as borrower, certain funds managed by Kennedy Lewis Investment Management, LLC, as lenders (collectively, the “Lenders”), and ALTER DOMUS (US) LLC, as administrative agent for the Lenders, for a maximum Profit Interest Percentage of 17.00%.

This Amendment shall be eﬀective upon: (a) receipt by each of the Parties of a fully executed copy of this Amendment; (b) receipt by the Administrative Agent, on or before May 12, 2026, of a Borrowing Request (as deﬁned in the Loan Agreement), which speciﬁes therein that: (i) the Borrower is requesting DDTL loans (such DDTL loans, the “Borrowing”); (ii) the requested date of the Borrowing (the “Funding Date”) is a date on or prior to May 22, 2026; and (iii) the aggregate principal amount of the Borrowing is equal to

$50,000,000; (c) the occurrence of the funding of the Borrowing by the Lenders on the Funding Date in an aggregate principal amount equal to $50,000,000; and (d) to the extent invoiced at least two (2) Business Days prior to the Funding Date, payment by the Borrower of all fees and expenses required to be paid by the Borrower to the Administrative Agent or the Lenders pursuant to Section 11.12 of the Loan Agreement.

Except as expressly set forth in this Amendment, nothing in this herein shall constitute a modiﬁcation or alteration of the terms, conditions or covenants of the Proﬁts Agreement, or a waiver of any other terms or provisions thereof, and the Proﬁts Agreement shall remain unchanged and shall continue in full force and eﬀect, in each case as speciﬁcally amended hereby.

The terms of Sections 5, 9-11 and 14-16 of the Proﬁts Agreement shall apply to this Amendment and are incorporated herein by reference, mutatis mutandis.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

INVESTORS:

KLCP FUNDIII (EU) MASTERAIV LP
By:
Name: Doug Gerowski
Title: Partner, Authorized Signatory

KLIM DELTAHQC3 LP
By:
Name: Doug Gerowski
Title: Partner, Authorized Signatory

KENNEDY LEWISCAPITAL PARTNERS MASTER FUND IV-C LP
By:
Name: Doug Gerowski
Title: Partner, Authorized Signatory
GREAT ELM REALESTATE VENTURES, LLC
By:
Name: Adam Kleinman
Title: Authorized Signatory

GREAT ELM GROUP, INC.
By:
Name: Adam Kleinman
Title: Authorized Signatory